UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2008
Asset Acceptance Capital Corp.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50552 (Commission File Number)	80-0076779 (IRS Employer Identification No.)
28405 Van Dyke Avenue
Warren, MI 48093
(Address of principal executive offices)
Registrant’s telephone number, including area code: (586) 939-9600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Form 8-K/A amends and restates the Current Report on Form 8-K filed on March 13, 2008, by Asset Acceptance Capital Corp. to attach the letter from Ernst & Young, LLP to the Securities and Exchange Commission regarding the change in certifying accountant. Except for the addition of the Exhibit, no other amendments are being made to this Form 8-K.

Item 4.01.	Changes in Registrant’s Certifying Accountant.
(a)	On March 10, 2008, the Audit Committee of the Board of Directors of the Company approved the dismissal of Ernst & Young LLP (“Ernst & Young”), and the Company, at the direction of the Audit Committee, dismissed Ernst & Young as the Company’s independent registered public accounting firm for periods ending after December 31, 2007. Ernst & Young’s reports on the consolidated financial statements of the Company for each of the fiscal years ended December 31, 2006 and December 31, 2007 contained no adverse opinions or disclaimers of opinion, and none were qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2006 and December 31, 2007, and the subsequent interim period through March 10, 2008, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the fiscal years ended December 31, 2006 and December 31, 2007, and the subsequent interim period through March 10, 2008, there were no reportable events as defined in Item 304 (a)(1)(v) of SEC Regulation S-K.
(b)	On March 10, 2008, the Audit Committee of the Board of Directors of the Company approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm to audit the Company’s financial statements for its fiscal year ending December 31, 2008. During the Company’s two most recent fiscal years ended December 31, 2006 and December 31, 2007, and the subsequent interim period through March 10, 2008, the Company did not consult with Grant Thornton regarding either of the following:
(1)	The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrants’ financial statements, and Grant Thornton did not provide a written report or oral advice on any accounting, auditing or financial reporting issue, or

(2)	Any matter that was either subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event, as described in paragraph 304(a)(1)(v) of Item 304 of Regulation S-K.
Grant Thornton is currently in the process of completing its formal client acceptance procedures and, consequently, has not accepted the engagement as of the filing of this 8-K.
Exhibit No. 16, filed herewith, sets forth the letter of Ernst & Young to the Commission stating whether Ernst & Young agrees with the statements made by Registrant in this report on Form 8-K and the respects, if any, in which Ernst & Young does not agree with Registrant’s statements in this report on Form 8-K.

Item 9.01.	Exhibits

The following exhibit is furnished herewith:

Exhibit No. 16.1	Exhibit Description Letter of Ernst & Young LLP regarding change in certifying accountant

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 17, 2008	Asset Acceptance Capital Corp.
	By:	/s/ Nathaniel F. Bradley IV
		Name:	Nathaniel F. Bradley IV
		Title:	Chairman of the Board, President and Chief Executive Officer